                                 EXHIBIT 99.26

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.


Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                                Current    Pct by  Average     Stated  Weighted Weighted
                                    # of      Principal      Curr    Gross  Remaining   Average  Average
Current Principal Balance ($)      Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO
--------------------------------------------------------------------------------------------------------
       0.01 - 50,000.00                2      77,558.64      0.18    8.734      358      100.00     605
 50,000.01 - 100,000.00               54   4,017,009.11      9.30    7.715      358      100.00     658
100,000.01 - 150,000.00               69   8,750,146.15     20.25    7.423      358      100.00     663
150,000.01 - 200,000.00               53   9,295,293.81     21.51    7.067      358      100.00     665
200,000.01 - 250,000.00               31   7,234,347.56     16.74    7.024      358      100.00     663
250,000.01 - 300,000.00               18   4,974,846.62     11.51    7.020      359      100.00     678
300,000.01 - 350,000.00               10   3,252,984.16      7.53    7.278      359      100.00     661
350,000.01 - 400,000.00                9   3,298,564.30      7.63    7.215      358      100.00     651
400,000.01 - 450,000.00                1     404,000.00      0.93    6.150      359      100.00     661
450,000.01 - 500,000.00                4   1,910,572.18      4.42    7.391      358      100.00     652
----------------------------------------------------------------------------------------------------------
Total:                               251  43,215,322.53    100.00    7.223      358      100.00     663
----------------------------------------------------------------------------------------------------------
Min: $       30,622.05
Max: $      497,622.20
Average:   $172,172.60
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                                Current    Pct by  Average     Stated  Weighted Weighted
                                    # of      Principal      Curr    Gross  Remaining   Average  Average
Current Gross Rate                 Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO
----------------------------------------------------------------------------------------------------------
5.500 - 5.999                         10   2,428,079.40      5.62    5.973      358      100.00     710
6.000 - 6.499                         22   4,161,305.70      9.63    6.299      358      100.00     692
6.500 - 6.999                         86  16,119,294.42     37.30    6.816      358      100.00     671
7.000 - 7.499                         43   6,964,107.90     16.11    7.305      359      100.00     664
7.500 - 7.999                         44   7,297,143.24     16.89    7.759      358      100.00     644
8.000 - 8.499                         18   2,808,507.00      6.50    8.273      359      100.00     629
8.500 - 8.999                         19   2,756,107.62      6.38    8.731      358      100.00     619
9.000 - 9.499                          3     244,822.69      0.57    9.177      359      100.00     597
9.500 - 9.999                          4     295,401.82      0.68    9.880      359      100.00     677
10.500 - 10.999                        1      84,968.68      0.20   10.850      359      100.00     613
11.500 - 11.999                        1      55,584.06      0.13   11.990      359      100.00     634
----------------------------------------------------------------------------------------------------------
Total:                               251  43,215,322.53    100.00    7.223      358      100.00     663
----------------------------------------------------------------------------------------------------------

Min:             5.870
Max:            11.990
Weighted Average:            7.223
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================


----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current     Pct by   Average      Stated   Weighted  Weighted
                              # of        Principal       Curr     Gross   Remaining    Average   Average
FICO                         Loans          Balance   Prin Bal    Coupon        Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
500 - 524                        1       187,897.09       0.43    8.990       359       100.00      506
550 - 574                        3       666,119.78       1.54    8.060       360       100.00      570
575 - 599                        5       792,111.52       1.83    8.447       359       100.00      585
600 - 624                       27     3,950,274.16       9.14    7.926       358       100.00      616
625 - 649                       66    11,306,427.87      26.16    7.488       358       100.00      638
650 - 674                       74    12,630,426.94      29.23    7.039       358       100.00      662
675 - 699                       42     7,952,904.43      18.40    7.020       358       100.00      684
700 - 724                        7       860,457.27       1.99    6.784       358       100.00      709
725 - 749                       12     2,655,738.90       6.15    6.224       359       100.00      737
750 - 774                        9     1,619,202.18       3.75    6.882       358       100.00      762
775 - 799                        2       342,899.98       0.79    6.628       359       100.00      783
800 - 824                        3       250,862.41       0.58    7.570       359       100.00      807
----------------------------------------------------------------------------------------------------------
Total:                         251    43,215,322.53     100.00    7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Min:         506
Max:         814
NZ Weighted Average: 663
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current     Pct by   Average      Stated   Weighted  Weighted
                              # of        Principal       Curr     Gross   Remaining    Average   Average
Original LTV                 Loans          Balance   Prin Bal    Coupon        Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
100.00>=                       251    43,215,322.53     100.00     7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Total:                         251    43,215,322.53     100.00     7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Min:      100.00
Max:      100.00
Weighted            100.00
Average:
%> 80: 100.00
%> 90: 100.00
%> 95: 100.00
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current     Pct by   Average      Stated   Weighted  Weighted
                              # of        Principal       Curr     Gross   Remaining    Average   Average
Original Term (months)       Loans          Balance   Prin Bal    Coupon        Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
360                            251    43,215,322.53     100.00     7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Total:                         251    43,215,322.53     100.00     7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Min:         360
Max:         360
Weighted            360
Average:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current     Pct by   Average      Stated   Weighted  Weighted
                              # of        Principal       Curr     Gross   Remaining    Average   Average
Stated Remaining Term        Loans          Balance   Prin Bal    Coupon        Term   Orig LTV      FICO
(months)
----------------------------------------------------------------------------------------------------------
301 - 360                      251    43,215,322.53     100.00     7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Total:                         251    43,215,322.53     100.00     7.223       358       100.00      663
----------------------------------------------------------------------------------------------------------
Min:         342
Max:         360
Weighted            358
Average:
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 7

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
FRM                              # of       Principal      Curr     Gross   Remaining   Average   Average
ARM                             Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
ARM                               251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------
Total:                            251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Product                         Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
ARM 2/28                          142   20,622,676.41     47.72     7.351       358       100.00     661
ARM 2/28 - 60mo IO                 57   12,180,495.86     28.19     6.860       358       100.00     680
ARM 3/27                           34    6,777,866.87     15.68     7.488       359       100.00     652
ARM 3/27 - 60mo IO                 13    2,822,897.04      6.53     7.142       358       100.00     644
ARM 5/25                            5      811,386.35      1.88     7.480       359       100.00     620
----------------------------------------------------------------------------------------------------------
Total:                            251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Prepayment Penalty Original     Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
Term (months)
----------------------------------------------------------------------------------------------------------
0                                  50    6,889,556.59     15.94     7.410       358       100.00     662
12                                 13    3,449,936.23      7.98     7.369       359       100.00     665
24                                138   22,995,945.31     53.21     7.077       358       100.00     671
36                                 42    8,464,353.19     19.59     7.398       358       100.00     647
60                                  8    1,415,531.21      3.28     7.265       359       100.00     638
----------------------------------------------------------------------------------------------------------
Total:                            251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------
Loans with Penalty:     84.06
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Lien                            Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
First Lien                        251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------
Total:                            251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average   Average
Documentation Type              Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Full Doc                          225   38,079,227.48     88.12     7.112       358       100.00     664
SI                                 25    4,836,095.05     11.19     8.066       359       100.00     657
Alt Doc                             1      300,000.00      0.69     7.650       359       100.00     695
----------------------------------------------------------------------------------------------------------
Total:                            251   43,215,322.53    100.00     7.223       358       100.00     663
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================


----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Loan Purpose                  Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Cashout Refinance               122    22,244,552.06     51.47      7.168      358      100.00      658
Purchase                        118    19,373,535.73     44.83      7.272      358      100.00      670
Rate/Term Refinance              11     1,597,234.74      3.70      7.383      359      100.00      644
----------------------------------------------------------------------------------------------------------
Total:                          251    43,215,322.53    100.00      7.223      358      100.00      663
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Property Type                 Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Single Family Detached          235    41,054,434.76     95.00     7.190       358      100.00      664
Condominium                       9     1,291,872.11      2.99     8.182       359      100.00      633
Duplex                            5       683,933.91      1.58     7.095       359      100.00      674
Triplex                           1       135,019.00      0.31     8.550       359      100.00      655
Townhouse                         1        50,062.75      0.12     7.490       359      100.00      800
----------------------------------------------------------------------------------------------------------
Total:                          251    43,215,322.53    100.00     7.223       358      100.00      663
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Occupancy Type                Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Owner-Occupied                  249    42,880,480.85     99.23      7.221      358      100.00      663
Non-Owner Occupied                2       334,841.68      0.77      7.386      359      100.00      673
----------------------------------------------------------------------------------------------------------
Total:                          251    43,215,322.53    100.00      7.223      358      100.00      663
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================

-----------------------------------------------------------------------------------------------
                                                                  Weighted
                                                        Weighted  Average
                              Current          Pct by    Average  Stated    Weighted  Weighted
                 # of        Principal          Curr     Gross   Remaining  Average   Average
State            Loans        Balance         Prin Bal   Coupon    Term     Orig LTV    FICO
-----------------------------------------------------------------------------------------------
Michigan           45       7,023,894.97        16.25      7.087   359      100.00      667
Maryland           16       4,299,058.00         9.95      6.847   359      100.00      682
Florida            13       2,737,691.87         6.34      7.402   357      100.00      652
Ohio               20       2,581,100.32         5.97      7.445   358      100.00      672
Indiana            19       2,367,546.98         5.48      7.231   359      100.00      662
Illinois           11       2,324,400.50         5.38      7.150   359      100.00      655
Missouri           12       1,887,579.60         4.37      7.066   358      100.00      664
Nevada              6       1,788,759.92         4.14      7.008   358      100.00      663
Virginia            8       1,707,242.28         3.95      7.085   359      100.00      662
North Carolina     13       1,686,881.86         3.90      7.473   358      100.00      662
Wisconsin          10       1,617,341.39         3.74      7.262   359      100.00      654
Arizona             8       1,607,538.13         3.72      6.924   358      100.00      675
Kansas             10       1,278,775.63         2.96      7.215   358      100.00      672
Texas               6       1,270,397.77         2.94      7.764   359      100.00      653
California          3       1,128,044.31         2.61      7.829   358      100.00      627
Georgia             6       1,128,042.89         2.61      6.803   359      100.00      663
Tennessee           7       1,065,493.27         2.47      7.114   358      100.00      660
Pennsylvania       10         988,838.40         2.29      7.524   358      100.00      672
New York            4         945,111.53         2.19      7.277   359      100.00      651
Colorado            4         754,173.00         1.75      7.391   358      100.00      682
New Jersey          3         601,615.95         1.39      8.242   358      100.00      615
Nebraska            4         523,977.71         1.21      6.989   359      100.00      666
Oregon              2         507,447.02         1.17      7.653   359      100.00      638
South Carolina      4         507,424.14         1.17      7.484   359      100.00      683
Kentucky            3         254,551.36         0.59      7.730   359      100.00      653
Connecticut         1         245,508.06         0.57      5.990   358      100.00      630
Massachusetts       1         166,000.00         0.38      8.380   360      100.00      661
Minnesota           1         114,933.83         0.27      8.750   359      100.00      631
Utah                1         105,951.84         0.25      9.875   359      100.00      625
-----------------------------------------------------------------------------------------------
Total:            251      43,215,322.53       100.00      7.223   358      100.00      663
-----------------------------------------------------------------------------------------------
Top 3 Zip Code: 89123(1.93219%),21113(1.60938%),20136(1.15149%)
Number of States:   29
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                  Weighted
                                                        Weighted  Average
                              Current       Pct by       Average  Stated    Weighted  Weighted
                 # of        Principal       Curr        Gross   Remaining  Average   Average
Gross Margin     Loans        Balance      Prin Bal      Coupon    Term     Orig LTV    FICO
-----------------------------------------------------------------------------------------------
3.500 - 3.999       1        389,425.10       0.90       7.550     358       100.00     631
4.000 - 4.499       1         79,900.00       0.18       6.880     358       100.00     667
4.500 - 4.999       1        179,844.72       0.42       6.740     359       100.00     666
5.000 - 5.499      14      3,459,886.42       8.01       6.102     358       100.00     707
5.500 - 5.999      19      3,489,974.55       8.08       6.518     358       100.00     688
6.000 - 6.499      65     11,865,648.91      27.46       6.781     358       100.00     672
6.500 - 6.999      59     10,163,023.26      23.52       7.265     359       100.00     664
7.000 - 7.499      37      5,718,084.59      13.23       7.552     359       100.00     647
7.500 - 7.999      28      3,776,383.77       8.74       8.113     358       100.00     641
8.000 - 8.499      15      2,367,871.84       5.48       8.560     359       100.00     612
8.500 - 8.999       8      1,154,608.37       2.67       8.807     357       100.00     645
9.000 - 9.499       3        570,671.00       1.32       8.785     359       100.00     614
-----------------------------------------------------------------------------------------------
Total:            251     43,215,322.53     100.00       7.223     358       100.00     663
-----------------------------------------------------------------------------------------------
Min (>0): 3.570
Max: 9.250
Weighted Average (>0):  6.705
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================


------------------------------------------------------------------------------------------------------
                                                                        Weighted
                                                              Weighted  Average
                                    Current       Pct by       Average  Stated    Weighted  Weighted
                        # of       Principal       Curr        Gross   Remaining  Average   Average
Minimum Interest rate   Loans       Balance      Prin Bal      Coupon    Term     Orig LTV    FICO
------------------------------------------------------------------------------------------------------
  5.000 - 5.499          10      2,601,012.58     6.02        6.135       358     100.00      699
  5.500 - 5.999          12      2,357,839.25     5.46        6.301       358     100.00      708
  6.000 - 6.499          37      7,008,322.37    16.22        6.642       358     100.00      677
  6.500 - 6.999          73     12,939,448.99    29.94        6.960       358     100.00      667
  7.000 - 7.499          33      5,379,247.86    12.45        7.331       359     100.00      663
  7.500 - 7.999          45      6,981,599.38    16.16        7.727       358     100.00      646
  8.000 - 8.499          14      1,963,052.07     4.54        8.250       359     100.00      628
  8.500 - 8.999          18      3,070,191.43     7.10        8.675       358     100.00      627
  9.000 - 9.499           4        584,605.88     1.35        8.638       359     100.00      589
  9.500 - 9.999           3        189,449.98     0.44        9.882       359     100.00      705
10.500 - 10.999           1         84,968.68     0.20       10.850       359     100.00      613
11.500 - 11.999           1         55,584.06     0.13       11.990       359     100.00      634
------------------------------------------------------------------------------------------------------
Total:                  251     43,215,322.53   100.00        7.223       358     100.00      663
------------------------------------------------------------------------------------------------------
Min (>0): 5.190
Max: 11.990
Weighted Average (>0):7.062
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                        Weighted
                                                              Weighted  Average
                                    Current       Pct by       Average  Stated    Weighted  Weighted
                        # of       Principal       Curr        Gross   Remaining  Average   Average
Maximum Interest rate   Loans       Balance      Prin Bal      Coupon    Term     Orig LTV    FICO
------------------------------------------------------------------------------------------------------
10.500 - 10.999           1        90,864.50       0.21        7.500      358      100.00      630
11.500 - 11.999           1       245,508.06       0.57        5.990      358      100.00      630
12.000 - 12.499           8     1,359,935.38       3.15        6.346      358      100.00      660
12.500 - 12.999          37     7,573,473.29      17.52        6.609      358      100.00      683
13.000 - 13.499          34     6,309,954.99      14.60        6.794      359      100.00      683
13.500 - 13.999          83    15,540,543.32      35.96        7.146      359      100.00      663
14.000 - 14.499          40     6,727,636.22      15.57        7.619      359      100.00      653
14.500 - 14.999          27     3,367,817.59       7.79        8.326      357      100.00      635
15.000 - 15.499           9       963,161.38       2.23        8.593      359      100.00      622
15.500 - 15.999           7       800,276.86       1.85        9.137      359      100.00      612
16.000 - 16.499           2        95,598.20       0.22        9.341      359      100.00      596
16.500 - 16.999           1        84,968.68       0.20       10.850      359      100.00      613
17.500 - 17.999           1        55,584.06       0.13       11.990      359      100.00      634
------------------------------------------------------------------------------------------------------
Total:                  251    43,215,322.53     100.00        7.223      358      100.00      663
------------------------------------------------------------------------------------------------------
Min (>0): 10.500
Max: 17.990
Weighted Average (> 0):13.733
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                    Weighted  Average
                                          Current       Pct by       Average  Stated   Weighted Weighted
                              # of       Principal       Curr        Gross   Remaining  Average   Average
Initial Periodic Rate Cap     Loans       Balance      Prin Bal      Coupon    Term     Orig LTV    FICO
----------------------------------------------------------------------------------------------------------
1.000                          1           86,844.78      0.20        8.625     357       100.00     616
3.000                         24      942,975,677.23     99.45        7.216     358       100.00     663
4.950                          1          152,800.52      0.35        8.240     358       100.00     650
----------------------------------------------------------------------------------------------------------
Total:                       251       43,215,322.53    100.00        7.223     358       100.00     663
----------------------------------------------------------------------------------------------------------
Min (> 0): 1.000
Max: 4.950
Weighted Average (> 0):3.003
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-5                                          LTV = 100; GROUP II
FRIEDMAN BILLINGS RAMSEY
================================================================================


----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                   Weighted  Average
                                         Current       Pct by      Average   Stated   Weighted  Weighted
    Subsequent               # of       Principal       Curr        Gross   Remaining  Average   Average
 Periodic Rate Cap           Loans       Balance      Prin Bal     Coupon     Term     Orig LTV    FICO
----------------------------------------------------------------------------------------------------------
1.000                        245     42,309,696.72     97.90        7.215     358      100.00     663
1.500                          5        675,882.79      1.56        7.546     359      100.00     642
2.000                          1        229,743.02      0.53        7.650     347      100.00     686
----------------------------------------------------------------------------------------------------------
Total:                       251     43,215,322.53    100.00        7.223     358      100.00     663
----------------------------------------------------------------------------------------------------------
Min (> 0):1.000
Max: 2.000
Weighted Average (> 0):1.013
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================